--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION
--------------------------------------------------------------------------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [_]    Preliminary Proxy Statement
  [_]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
  [X]    Definitive Proxy Statement
  [_]    Definitive Additional Materials
  [_]    Soliciting Material Pursuant to Rule 14a-12

                           URANERZ ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [_]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed  maximum  aggregate value of transaction:  (5) Total fee paid:

     [_]  Fee paid previously with preliminary materials.

     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form,  Schedule or Registration  Statement No.: (3) Filing Party:
               (4) Date Filed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           URANERZ ENERGY CORPORATION
                       SUITE 1410 * 800 WEST PENDER STREET
                 VANCOUVER * BRITISH COLUMBIA * CANADA * V6C 2V6
--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders
--------------------------------------------------------------------------------

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2008 Annual Meeting of  Stockholders  (the "Annual
Meeting") of Uranerz Energy Corporation (the "Company"). The Annual Meeting will be held at the C'mon Inn, 301 East Lathrop Road, Evansville,  Wyoming, 82636, on
Wednesday,  June 11, 2008, at 10:30 a.m. local time. The purposes of the meeting are:

     1.   The  election of the Nominees to the  Company's  Board of Directors to
          serve until the Company's 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified;  the following are Nominees for election as Directors:  Glenn  Catchpole,  George Hartman,  Dennis
          Higgs, Paul Saxton, Gerhard Kirchner,  Peter Bell, Arnold J. Dyck, and
          Richard Holmes.

     2.   To ratify the Company's  Amended Articles of Incorporation  ("Articles
          Amendment");

     3.   To ratify the Company's  Amended 2005  Nonqualified  Stock Option Plan
          ("Stock Option Plan Amendment");

     4.   To ratify the  appointment  of the  Company's  independent  registered public accounting firm for the fiscal year of 2008; and

     5.   Any other business that may properly come before the meeting.

The Board of  Directors  has fixed  April 28,  2008,  as the record date for the
Annual  Meeting.  Only  stockholders  of the  Company  of record at the close of business  on that date will be entitled to notice of, and to vote at, the Annual
Meeting.  A list of  stockholders as of April 28, 2008, will be available at the
Annual  Meeting for  inspection by any  stockholder.  Stockholders  will need to register at the meeting to attend the meeting. If your shares are not registered in your name,  you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other  institution  that holds your  shares to provide you with either a copy of an account  statement  or a letter that shows your  ownership of Company stock as of April 28, 2008. Please bring that documentation to the meeting.

                                    IMPORTANT

Whether or not you expect to attend the Annual  Meeting,  please sign and return the enclosed proxy  promptly.  If you decide to attend the meeting,  you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Sonya Reiss
-------------------------------------
Sonya Reiss, Secretary
Vancouver, BC, Canada
May 9, 2008

--------------------------------------------------------------------------------
                           URANERZ ENERGY CORPORATION
                       SUITE 1410 * 800 WEST PENDER STREET
                 VANCOUVER * BRITISH COLUMBIA * CANADA * V6C 2V6
--------------------------------------------------------------------------------

                                 Proxy Statement
                                       for
                         Annual Meeting of Shareholders

                            To Be Held June 11, 2008
--------------------------------------------------------------------------------

Unless the context requires otherwise,  references in this statement to "Uranerz
Energy," the "Company," "we," "us" or "our" refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the "Annual Meeting") will be held on  Wednesday,  June 11, 2008,  at the C'mon Inn, 301 East Lathrop Road,
Evansville, Wyoming, 82636 USA, beginning at 10:30 a.m. local time.

We are  providing the enclosed  proxy  materials and form of proxy in connection with the  solicitation  by the  Company's  Board of Directors  (the  "Board") of
proxies  for this  Annual  Meeting.  The  Company  anticipates  that this  Proxy
Statement and the form of proxy will first be mailed to holders of the Company's
Stock on or about May 9, 2008.

You are invited to attend the meeting at the above stated time and location.  If you plan to attend and your  shares  are held in  "street  name" - in an account with a bank,  broker,  or other nominee - you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by  completing  and returning the proxy card or, if you hold shares in "street  name," by  completing  the voting  form  provided by the broker, bank or other nominee.

A RETURNED SIGNED PROXY CARD WITHOUT AN INDICATION OF HOW SHARES SHOULD BE VOTED
WILL BE VOTED FOR THE ELECTION OF ALL  DIRECTORS,  FOR THE  RATIFICATION  OF THE
ARTICLES AMENDMENT, FOR THE RATIFICATION OF THE STOCK OPTION PLAN AMENDMENT, AND
FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT  REGISTERED
PUBLIC ACCOUNTING FIRM.

Our  corporate  bylaws define a quorum as a one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company's
Articles of  Incorporation  do not allow  cumulative  voting for Directors.  The nominees who receive the most votes will be elected.  An  affirmative  vote of a simple  majority  of the  shares  present,  whether  in person  or by proxy,  is required to ratify the Stock Option Plan  Amendment and the  appointment  of the
Company's independent  registered public accounting firm. An affirmative vote of a majority of the Company's issued and outstanding voting securities is required to ratify the Articles Amendment.

--------------------------------------------------------------------------------

             QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

You are  receiving  this  Proxy  Statement  and proxy  card  because  you were a stockholder  of record at the close of business April 28, 2008, and are entitled to vote at the Annual Meeting.  This Proxy Statement  describes  issues on which the Company would like you, as a stockholder,  to vote. It provides  information on these  issues so that you can make an informed  decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint  Glenn  Catchpole,  President and Chief
Executive Officer to the Company, and Dennis Higgs, Chairman of the Board to the
Company,  your  representatives at the Annual Meeting. As your  representatives, they  will vote  your  shares at the  Annual  Meeting  (or any  adjournments  or postponements)  as you have  instructed  them on your  proxy  card.  With  proxy voting,  your shares will be voted whether or not you attend the Annual Meeting.
Even if you plan to attend the Annual  Meeting,  it is a good idea to  complete, sign and return your proxy card in advance of the Annual  Meeting,  just in case your plans change.

If an issue  comes up for vote at the Annual  Meeting  (or any  adjournments  or
postponements)   that  is  not   described   in  this  Proxy   Statement,   your
representatives  will vote your shares,  under your proxy, at their  discretion, subject to any limitations imposed by law.

WHEN IS THE RECORD DATE?

The Board has fixed April 28,  2008 as the record  date for the Annual  Meeting.
Only holders of Uranerz  Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

HOW MANY SHARES ARE OUTSTANDING?

As of April 28, 2008, the Company had [number] shares of Common Stock issued and outstanding.

WHAT AM I VOTING ON?

You are being asked to vote on the following:

     o    The election of eight eight (8) directors for terms expiring in 2009;

     o    The ratification of the Articles Amendment;

     o    The ratification of the Stock Option Plan Amendment;

     o    The  ratification  of the  appointment  of the  Company's  independent registered public accounting firm; and

     o    Any other business that may properly come before the meeting.

HOW MAY VOTES DO I GET?

Each share of Common  Stock is entitled to one vote.  No  cumulative  rights are authorized,  and  dissenters'  rights are not  applicable  to any of the matters being voted upon.

The Board  recommends  a vote FOR each of the  nominees  to the  Board,  FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option
Plan  Amendment,  and FOR the  ratification  of the appointment of the Company's independent registered public accounting firm.

--------------------------------------------------------------------------------

HOW DO I VOTE?

You have several voting options.  You may vote by:

     o    Signing  your proxy card and mailing it in the  enclosed,  prepaid and adressed envelope;

     o    Signing  and faxing  your proxy card to our  transfer  agent for proxy voting at the number provided on the proxy card;

     o    Voting over the Internet by following the  procedures  provided on the proxy card; or

     o    Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm,  bank,  dealer,  or other similar organization,  then you are the beneficial owner of shares held in a "street  name" and these proxy  materials  are being  forwarded to you by that
organization.   The   organization   holding  your  account  is  considered  the
stockholder  of  record  for  purposes  of voting at the  Annual  Meeting.  As a beneficial  owner,  you have the  right to  direct  your  broker,  bank or other nominee  on how to vote the  shares in your  account.  You are also  invited  to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual  Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

CAN STOCKHOLDERS VOTE IN PERSON AT THE ANNUAL MEETING?

The  Company  will pass out  written  ballots to anyone who wants to vote at the
Annual Meeting.  If you hold your shares through a brokerage  account but do not have a physical  share  certificate,  or the shares  are  registered  in someone else's  name,  you must  request  a legal  proxy  from your  stockbroker  or the registered owner to vote at the meeting.

WHAT IF I SHARE AN ADDRESS WITH  ANOTHER  SHAREHOLDER  AND WE RECEIVED  ONLY ONE
COPY OF THE PROXY MATERIALS?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder's prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same  address.  If you share an address with another  shareholder  and have received  only one copy of the proxy  materials,  but desire  another copy, please send  written  request to our offices at the address  below or call us at
(604) 689-1659 to request another copy of the proxy materials.  Please note that each  shareholder  should  receive a separate proxy card to vote the shares they own.

Send requests to:

                                             Uranerz Energy Corporation
                                             Suite 1410-800 West Pender Street
                                             Vancouver, BC, Canada V6C 2V6

                                             Attention: Sonya Reiss

                                             Secretary

--------------------------------------------------------------------------------

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

You may  revoke  your proxy and  change  your vote at any time  before the polls close at the Annual Meeting. You may do this by:

     o    Signing  another  proxy  with  a  later  date  and  mailing  it to the attention of: Jason K. Brenkert,  Inspector of Elections,  at 370 17th
          Street, Suite 4700, Denver, Colorado, 80237, so long as it is received prior to 12:00 p.m., MST, on June 10, 2008;

     o    Voting in person at the Annual Meeting; or

     o    Giving written notice of the revocation of your proxy to the Company's
          Secretary,  Sonya Reiss,  at the address  given above,  prior to 12:00
          p.m., PST on June 10, 2008.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

To conduct the Annual Meeting,  the Company must have a quorum, which means that one-third of the outstanding  voting shares of the Company as of the record date must be present at the  meeting.  Your  shares will be counted as present at the
Annual Meeting if you:

     o    Submit a properly  executed  proxy  card  (even if you do not  provide voting instructions); or

     o    Attend  the  Annual  Meeting  and vote in  person.  Attend  the Annual
          Meeting and vote in person.

WHAT IF I ABSTAIN FROM VOTING?

Abstentions  with  respect  to a  proposal  are  counted  for  the  purposes  of establishing a quorum. If a quorum is present,  abstentions will not be included in vote  totals  and will not affect  the  outcome  of the vote of any  proposal contained in this year's Proxy Statement.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

The nominees for election as directors at the Annual  Meeting will be elected by a plurality of the votes cast at the  meeting.  A properly  executed  proxy card marked  WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

HOW MANY VOTES ARE NEEDED TO RATIFY THE ARTICLES AMENDMENT?

The ratification of the Articles Amendment will be approved if a majority of the
Company's  issued  and  outstanding  voting  securities  vote  FOR the  Articles
Amendment.  A properly  executed  proxy card marked ABSTAIN with respect to this proposal will not be voted.  However,  because an affirmative vote of a majority of the  Company's  issued and  outstanding  voting  securities  is required  for ratification,  an  ABSTENTION  will have the same  effect as a vote  AGAINST the proposal.

HOW MANY VOTES ARE NEEDED TO RATIFY THE STOCK OPTION PLAN AMENDMENT?

The  ratification  of the Stock  Option Plan  Amendment  will be approved if the votes cast FOR the  proposal  exceed  the votes cast  AGAINST  the  proposal  (a majority of shares voting).  A properly  executed proxy card marked ABSTAIN with respect  to this  proposal  will not be voted and will not count FOR or  AGAINST this proposal.

HOW  MANY  VOTES  ARE  NEEDED  TO  RATIFY  THE  APPOINTMENT  OF THE  INDEPENDENT
REGISTERED PUBLIC ACCOUNTANT?

The  ratification  of the  appointment  of  the  independent  registered  public accountant  will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the  proposal (a majority of shares  voting).  A properly  executed proxy card marked  ABSTAIN with respect to this  proposal  will not be voted and will not count FOR or AGAINST this proposal.

--------------------------------------------------------------------------------

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

If your shares are held through a brokerage account,  your brokerage firm, under certain circumstances, may vote your shares.

If your shares are  registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

The Company will publish the final results in the Company's  Quarterly Report on
Form  10-Q  for the  second  quarter  of  2008,  which  will be  filed  with the
Securities and Exchange  Commission (SEC).  Within four (4) business days of the
Annual  Meeting,  the  Company  will  file a  current  report on Form 8-K if the shareholders  elect new directors,  ratify the Articles  Amendment and/or ratify the Stock Option Plan Amendment.

WHO WILL PAY FOR THE COSTS OF SOLICITING PROXIES?

The Company will bear the cost of  soliciting  proxies.  In an effort to have as large a  representation  at the meeting as possible,  the  Company's  directors, officers and employees may solicit  proxies by telephone or in person in certain circumstances.  These  individuals  will receive no additional  compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy  solicitor to help reach the quorum  requirement.  The Company will pay a reasonable fee in relation to these  services.  Upon request,  the Company will reimburse brokers,  dealers,  banks, voting trustees and their nominees who are holders of record of the  Company's  Common Stock on the record date for the reasonable  expenses  incurred for mailing copies of the proxy  materials to the beneficial owners of such shares.

WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS?

In order to be considered  for inclusion in next year's (2009) proxy  statement, stockholder  proposals must be submitted in writing to the Company's  Secretary,
Sonya Reiss, at Uranerz Energy  Corporation,  Suite 1410-800 West Pender Street,
Vancouver,  BC,  Canada V6C 2V6,  and  received  no later than  January 2, 2008.
Similarly,  stockholder  proposals  not  submitted  for  inclusion  in the proxy statement and received after March 17, 2008 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

HOW CAN I OBTAIN A COPY OF THE 2007 ANNUAL REPORT ON FORM 10-K?

The Company's 2007 Annual Report on Form 10-K, including financial statements is available through the SEC's website at http://www.sec.gov.

At the written  request of any  stockholder  who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the  Company's  2007  Annual  Report  on Form  10-K as  filed  with  the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests  for  additional  paper  copies of the 2007 Annual  Report on Form 10-K should be mailed to:

                                           Uranerz Energy Corporation
                                           Suite 1410-800 West Pender Street
                                           Vancouver, BC, CanadaV6C 2V6

                                           Attention: Secretary

--------------------------------------------------------------------------------

What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

1.   Form Proxy Card; and

2.   The Company's 2007 Annual Report on Form 10-K.

                    INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange  Commission,  we are now  furnishing  proxy  materials on the  Internet in addition to mailing  paper copies of the materials to each  stockholder of record.  Instructions  on how to access and review the proxy  materials on the Internet can be found on the proxy card or voting instruction form sent to stockholders of record.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

                               GENERAL QUESTIONS

WHAT IS THE CURRENT COMPOSITION OF THE BOARD?

The Company's  current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

IS THE BOARD DIVIDED INTO CLASSES? HOW LONG IS THE TERM?

No, the Board is not divided into classes.  All directors  serve  one-year terms until their successors are elected and qualified at the next Annual Meeting.

WHO IS STANDING FOR ELECTION THIS YEAR?

The Board of Directors has nominated the following eight,  current Board Members for  election at the 2008 Annual  Meeting,  to hold office until the 2009 Annual
Meeting:

     o    Glenn Catchpole;
     o    George Hartman;
     o    Dennis Higgs;
     o    Paul Saxton;
     o    Gerhard Kirchner;
     o    Peter Bell;
     o    Arnold J. Dyck; and
     o    Richard Holmes.

WHAT IF A NOMINEE IS UNABLE OR UNWILLING TO SERVE?

Should any one or more of these  nominees  become  unable or unwilling to serve, which is not anticipated,  the Board may designate substitute nominees, in which event the proxy  representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

HOW ARE NOMINEES ELECTED?

Directors  are  elected  by a  plurality  of the  votes  present  in  person  or represented by proxy and entitled to vote at the meeting.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

--------------------------------------------------------------------------------

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain  information  with respect to our current directors,  executive  officers and key  employees.  The term for each  director expires at our next annual  meeting or until his or her  successor is appointed.
The ages of the directors,  executive officers and key employees are shown as of
December 31, 2007.

          Name          Current Office with Company      Principal Occupation             Since               Age
--------------------------------------------------------------------------------------------------------------------
                                                         President and Chief
                            President and Chief               Executive                March 1, 2005            64
    Glenn Catchpole         Executive Officer;          Officer, Uranerz Energy
                               Director                       Corporation

    George Hartman        Executive Vice-President     Executive Vice-President
                            and Chief Operating                 and                     May 9, 2005             68
                                 Officer;              Chief Operating Officer,
                                 Director            Uranerz Energy Corporation

     Dennis Higgs               Chairman                Chairman Uranerz Energy         May 26, 1999            50
                                                            Corporation

     Paul Saxton*               Director               President of Lincoln Gold      October 26, 2004          61
                                                             Corporation

 Dr. Gerhard Kirchner*          Director                   Chairman, Mindoro           March 13, 2005           78
                                                               Resources
                                                                Limited

    Peter Bell*                 Director                  President of Ezon              May 10, 2006           73
                                                              Healthcare
                                                             Corporation

   Arnold J. Dyck*              Director              Self-Employed, General             May 23, 2006           67
                                                            Contractor

   Richard Holmes*              Director                Secretary, Treasurer             May 23, 2006           66
                                                              PhosMex
                                                            Corporation

  Benjamin Leboe         Chief Financial Officer       Chief Financial Officer           May 23, 2006           62
                                                                 of
                                                     Uranerz Energy Corporation

   Kurtis Brown           Senior Vice-President,        Senior Vice-President,          March 8, 2007           57
                              Exploration              Exploration of Uranerz
                                                              Energy
                                                            Corporation

 Douglas Hirschman        Vice President, Lands       Vice President, Lands of         December 6, 2007         55
                                                      Uranerz Energy Corporation

Sonya Reiss               Vice President and             Vice President and            December 6, 2007          37
                          Corporate Secretary                Corporate
                                                     Secretary, Uranerz Energy
                                                            Corporation

*    - Indicates  that the  director is  "independent"  in  accordance  with the
     American Stock Exchange Company Guide.

The following is a description of the business background of the directors and executive officers of Uranerz Energy Corporation.

--------------------------------------------------------------------------------

Mr. Glenn Catchpole was appointed to the Board and became our President on March
1,  2005.  Mr.  Catchpole  is a  licensed  engineer  who holds an M.S.  in civil engineering  from Colorado State  University.  He has been active in the uranium solution mining industry since 1978,  holding various  positions  including well field  engineer,  project  manager,  general  manager and  managing  director of several uranium solution mining operations.

In 1988 Mr.  Catchpole joined Uranerz U.S.A.,  Inc. and Uranerz  Exploration and
Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering
and Solution Mining.  Mr. Catchpole's  responsibilities  included the monitoring and oversight of the environmental  and regulatory  aspects of two large uranium mines in Canada and the operational  aspects of one uranium solution mine in the
United States.  In 1996 Mr. Catchpole was appointed General Manager and Managing
Director of the Inkai uranium solution mining project located in the Republic of
Kazakhstan  (Central Asia). In 1998 Cameco  Corporation  acquired Uranerz U.S.A.
Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from  acquisition  through  feasibility
study,   joint  venture   formulation,   government   licensing,   environmental
permitting, design, construction and first phase start-up.

Following  his  departure  from  Cameco  in  2002,  Mr.  Catchpole  has  been an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our company in March
2005.

Mr.  George  Hartman was  appointed  to the Board of  Directors  and the role of
Vice-President,  Mining on May 9, 2005. He has thirty-seven  years experience in developing green field projects into mining production  companies including both metals  and  industrial  mineral  projects.  He has an M. S.  degree in  Mineral
Economics  (Colorado  School  of  Mines)  and a B.  S. in  Chemical  Engineering
(University of Denver).  Four process patents have been granted in his name. His experience  includes  thirteen years managing  several in-situ  recovery uranium mines from green field exploration sites through commercial production.

For the past  fourteen  years Mr.  Hartman  was  General  Manager  for Fort Cady
Minerals  Corporation where he had complete  responsibility  for solution mining
and  process  development,   permitting,   design,  procurement,   construction,
production and property management.  Property management included federal mining claims and private leases for a large deposit of borate mineral.  He managed the project from test stage through  construction  and operation of a  demonstration production facility. He was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager,  In Situ Leach Projects,  for
Uranerz USA.  During this period he managed the interests of all in situ uranium projects which Uranerz USA owned including  Ruth,  Crow Butte,  and North Butte.
Under his management, Uranerz served as the contract operator for the successful test solution  mining of the  Christenson  Ranch  uranium  property now owned by
Areva NC. He was on the Uranerz  acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico,
Utah, California and Wyoming.

Prior to joining  Uranerz USA, Mr.  Hartman was president of Ogle Petroleum Inc.
from 1979 to 1982  where he was in  overall  operating  charge  of this  uranium production company that joint ventured with Duke Power on a commercial  solution mine in Wyoming.  He was  responsible  for managing the project from green field exploration  through commercial  production  (shipped filtered yellowcake to the converter). Mr. Hartman personally designed the processing plant facilities.

Also,  previous to his work with Uranerz  USA,  Mr.  Hartman was the Texas Mines
Manager for Wyoming Mineral Corporation  (Westinghouse) from 1976 to 1979, where he was  responsible  for the  management of two production in situ uranium mines with ion exchange  processing plants in Bruni, and Three Rivers,  Texas (shipped dried yellow cake to the converter).

Mr. Dennis Higgs is a member of the board of directors.  Mr. Higgs was appointed to the board of directors as President  and Chief  Executive  Officer on May 26,
1999,  and resigned as President and Chief  Executive  Officer on March 1, 2005.
Mr. Higgs became Chairman of our Board of Directors on February 1, 2006.

                                       10

--------------------------------------------------------------------------------

Mr. Higgs has been  involved in the financial  and venture  capital  markets for over twenty years,  raising  several  millions of dollars in the United  States,
Canada and Europe. He founded his first junior  exploration  company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been  involved in the  founding,  financing  and initial  public  listing of several  companies,  including  Arizona Star  Resource  Corp.  (TSX:  "AZS") and
BioSource  International  Inc.  (NASDAQ:  "BIOI").  BioSource  was  acquired  by
Invitrogen Corporation at $12.50/share in October, 2005.

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital  company which provides  management  consulting  and investor  relations services.

At present,  Mr. Higgs serves as a director and officer of Miranda Gold Corp., a
Canadian public gold exploration company, which he founded in May 1993.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr.
Saxton is a mining engineer who also holds an MBA from the University of Western
Ontario.  He has been active in the mining industry since 1969,  holding various positions including mining engineer,  mine  superintendent,  president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became  vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986),  initially  working on the design and  construction  of  the  Nickel  Plate  mine  in  British  Columbia,  Canada.
Subsequently Mr. Saxton became a vice-president of Corona Corporation (from 1986 to 1987 where he was responsible for western  operations and exploration for the company and was  instrumental  in the  re-opening of the Nickel Plate Mine).  In
1989,  Mr.  Saxton was  appointed  senior  vice-president  of  Viceroy  Resource
Corporation  where he was  responsible  for helping to obtain  financing and the construction and operations of the Castle Mountain mine in California.  In 1994,
Mr.  Saxton was  appointed as president of Loki Gold  Corporation  and Baja Gold
Inc. where he was  responsible  for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into  production.  Loki Gold, Baja Gold and Viceroy  Resource Corp. were merged in 1996 and Mr. Saxton became  President of Viceroy at that time.

Following his  departure  from Viceroy in 1998,  Mr. Saxton became  president of
Standard  Mining Corp.,  organizing the company and  supervising its exploration activities  until 2001,  when Standard  Mining Corp. was merged with  Doublestar
Resources Ltd. In March 2004, Mr. Saxton was appointed and continues to serve as a director  and  president  of Lincoln Gold  Corporation,  a company  engaged in mineral exploration in the State of Nevada.

Mr.  Saxton is also  Chairman  and COO of  Pinnacle  Mines  Ltd.,  a TSX Venture
company,  engaged in  exploration  and mine  development  in  Canada,  China and
Mexico.

Mr.  Saxton  has been  appointed  to the  Company's  nomination  and  governance committee, and compensation committee.

Dr. Gerhard F. Kirchner was appointed to the Board March 13, 2005. Dr.  Kirchner has 40  years  of  international  mine  development  and  management  experience including 20 years with Uranerz  Exploration and Mining Ltd.  ("UEM") (from 1975 to 2005).  At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior  Vice  President.  He and his team were  responsible  for the Key Lake uranium  discovery and the  engineering  and development of projects such as the
Midwest  uranium  deposit,  Eagle Point North  uranium  deposit,  Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous  to his work with UEM,  Dr.  Kirchner  spent six years  developing  and managing  the Kamoto  Mine in  Kolwezi,  Zaire  from  (1968 to 1974);  six years consulting  on mining  and  civil  engineering  projects  in  several  countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968);
five years as a mine  superintendent and exploration  manager in Greenland (from
1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

During the past ten years,  Dr.  Kirchner has served as director on the board of
Mindoro Resources Limited.

                                       11
--------------------------------------------------------------------------------

Dr. Kirchner received a  multidisciplinary  education in mining  engineering and economic  geology and a Doctorate  in Mining  Sciences  from the  University  of
Leoben, Austria.

Mr. Arnold J. Dyck was appointed to the Board of Directors on May 10, 2006.  Mr.
Dyck was employed at Uranerz  Exploration  and Mining Limited from 1977 to 1998.
Mr. Dyck  progressed  through  various  positions with Uranerz  Canada  Limited,
Uranerz  Exploration and Mining Limited,  and Uranerz U.S.A.  Inc. to become the
Senior  Vice-President  and Chief  Financial  Officer for the  Uranerz  group of companies.  He also  served as a member of the board of  directors  for  Uranerz
U.S.A.  Inc.  and as chairman  of the board with a  subsidiary  mining  company.
Uranerz Exploration and Mining Limited,  Uranerz Canada Limited,  Uranerz U.S.A.
and the  original  Uranerz  group of  companies  are not  connected  with,  or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco,  the world's largest primary uranium producer, in 1998.

During  the past  five  years,  Mr.  Dyck has been  self  employed  as a general contractor in designing, constructing and selling new homes and renovating older homes and offices.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of certified Management Accountant in 1975.

Mr. Dyck has been appointed to the Company's  audit  committee and  compensation committee.

Mr.  Richard W. Holmes was  appointed  to the Board of Directors on May 23, 2006
Mr. Holmes was an assistant controller with Duke Power Company (now Duke Energy)
from 1971 to 1981. Duke Energy has operated  nuclear plants for more than thirty years.  While at Duke Power Mr.  Holmes was  Assistant  Controller of the parent company.  He was  also  Treasurer  of  Eastover  Land  Company,  a $100  million subsidiary  of Duke's with  interests  in coal  properties  in Kentucky and West
Virginia. Concurrently, Mr. Holmes was Treasurer of Western Fuel, Duke's uranium mining project in Wyoming.

Mr.  Holmes  left  Duke in 1981  to  become  Treasurer  and  Controller  of Ogle
Resources Inc., an oil and gas company with offshore  exploration,  drilling and production  from 1981 to 1986.  At the same time,  Mr.  Holmes was Treasurer and
Controller for a sister company with an investment in in-situ  recovery  uranium mining in Wyoming.

During the past five years, although retired, Mr. Holmes is active as Secretary,
Treasurer for PhosMex Corporation, a California phosphate mining corporation.

Mr. Holmes  received his bachelor's  degree in accounting from the University of
Wisconsin.  He held the position of Senior  Auditor at Arthur  Andersen & Co. in
Chicago,  Illinois, from 1968 to 1971. Mr. Holmes was an active certified public accountant from 1971 to 2003.

Mr.  Holmes  has  been  appointed  to the  Company's  audit  committee,  and the nominating and corporate governance committee.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell
practiced  as a licensed  pharmacist  until 1968.  Since that time he has been a self-employed  consultant  and a director  and member of a number of private and public  companies  and  professional  organizations.  Mr.  Bell is a director of
Current  Technology  Corporation which markets an electrostatic hair maintenance and re-growth process,  since 1992. Since 1997, Mr. Bell has been a director and is the  President  of Ezon  Healthcare  Corporation,  a private  company that is involved in the  development  of a graphic  labeling  system for  pharmaceutical products.

Mr. Bell has  provided a wide range of  consultant  services to  businesses  and health care companies and  organizations.  These consultant  services  included:
sales management and reorganization of sales force;  regional market development and marketing  strategy;  medical opinion surveys and market  analysis;  medical device product market development;  business immigration program  presentations;
management studies in healthcare organizations; development and growth of public corporations.

                                       12

--------------------------------------------------------------------------------

Mr. Bell holds a Bachelor of Science  Degree in Pharmacy from the  University of
Manitoba and a Masters in Business Administration from the University of Western
Ontario.

Mr. Bell has been appointed to the Company's audit committee, the nominating and corporate governance committee, and the compensation committee.

Mr. Benjamin Leboe was appointed as the Company's Chief Financial Officer on May
23, 2006 and acted as our Corporate  Secretary  from October,  2006 to December,
2007. Mr. Leboe was a senior consultant,  management  consulting of the Business
Development Bank of Canada, from January 2005 to February 2006. Previously,  Mr.
Leboe was president,  secretary,  treasurer,  principal financial and accounting officer and a director of Asia Payment Systems Inc. (now Cardtrend International
Inc.), a United States and Hong Kong based company engaged in payment processing services and related applications from June 1998 to January 2005.  Concurrently, from January 2003 to January 2005, Mr. Leboe was the chief financial  officer of
C-Chip Technologies Inc. (now Anensys Corporation), a Montreal based corporation developing  high-tech  products and  services  for security and risk  mitigation activities.

Mr.  Leboe has been the  principal  of  Independent  Management  Consultants  of
British Columbia from 1990 to date.

Concurrently,  Mr.  Leboe was  previously  vice-president  and  chief  financial officer  of VECW  Industries  Ltd.  from  1990 to 1993,  and a  partner  of KPMG
Consulting from 1978 to 1990.

Mr.  Leboe  received  his  bachelor of commerce  degree from the  University  of
British Columbia. Mr. Leboe is a chartered accountant and a certified management consultant in the Province of British Columbia.

Mr.  Kurtis  Brown,  a  thirty-five  year  veteran of the mining  industry,  was appointed  Senior  Vice-President  in March 2007.  Mr. Brown was an  independent geological  consultant  for the five  years  prior to  joining  Uranerz.  He has previously  assisted with the start up of the  Christensen  Ranch ISR commercial uranium mine now owned by AREVA. Mr. Brown is a professional geologist.

Mr. Douglas Hirschman was appointed Vice-President, Lands in December 2007. From
January  2006 to June 2007 Mr.  Hirschman  was  Manager of Lands,  International
Newmont Gold  Corporation.  He was an independent  Consulting  Landman from 2002 through 2005 and, as a graduate of the  University  of Wyoming,  has over thirty years of experience in the mineral exploration industry.

Ms. Sonya Reiss joined our Company as Corporate  Counsel in August 2007. She was
appointed  Vice  President  of  Corporate  Affairs and  Corporate  Secretary  in
December  2007.  Ms.  Reiss has eight years of legal  experience  practicing  in
United States and Canada.  She was Corporate  Counsel at Southwestern  Resources
Corporation  from October 2006 to August 2007 and acted as a transaction  lawyer with global law firms such as Shearman & Sterling,  Osler  Hoskin & Harcourt LLP and Fasken Martineau  DuMoulin LLP from February 1999 to October 2006. Ms. Reiss has a Bachelor of Arts (English Honours), a Master of Arts (English and Critical
Theory) and a Bachelor of Laws, University of B.C.

ADVISORY BOARD

We have an advisory board that consists entirely of professional geologists.

Dr. Franz J.  Dahlkamp has over 45 years  experience  as an economic  geologist, with  specific  emphasis in uranium.  He started as an economic  geologist  with several  mining  companies in Germany and abroad.  In 1968 he began working with the  Uranerz  group  of  companies  and by  1974 he  became  the  head of  their exploration  department.  While at  Uranerz he  organized  and  established  the
Uranerz group of  subsidiary  companies  for uranium  exploration  in Australia,
Canada, and the USA, and conducted reconnaissance surveys for uranium worldwide.

Since 1978 Dr.  Dahlkamp has been  consulting for mining  companies,  utilities, national and international  institutions  (governments of Germany, Austria, USA,
Egypt,  Iran,  Mongolia;  UN/IAEA,  OECD/NEA).  Also,  since  1978 to

                                       13

--------------------------------------------------------------------------------

2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria,
and Munich, Germany (on uranium deposits: geology, economics, and exploration).

Dr.  Dahlkamp  has  published  over  fifty  papers   including  six  books  (eg.
Uranlagerstatten 1979, Uranium Ore Deposits 1993).

Dr. Dahlkamp has a PhD (1958), a Dr. of Science  (Habilitation  1979), and is an
Honorary Chair (Honorar-Professor) at Mining-University of Leoben (1990).

Dr. Gerhard  Ruhrmann has close to 30 years  experience in uranium  exploration, mining and mine waste  management.  From 1976 to 1981, Dr.  Ruhrmann was project geologist and  exploration  manager for Uranerz  Exploration and Mining (UEM) in
Canada,  supervising field work in the Otish Mountains of Quebec,  the Athabasca
Basin in  Saskatchewan,  and the Thelon Basin in Nunavut.  In 1982, Dr. Ruhrmann
joined Key Lake Mining Corporation,  to develop exploration tools for high grade
unconformity-related   uranium   deposits  on  the  basis  of   geological   and
mineralogical  research  at the Key  Lake  open  pits  and  other  mines  in the
Athabasca  Basin.  This resulted in a number of papers published in a variety of scientific periodicals including technical documents of the International Atomic
Energy Agency.

In 1988, Dr. Ruhrmann became engaged in hydrogeological and geotechnical work in
Cameco's   engineering   division,   assessing   above-ground  uranium  tailings
management  facilities and contributing to the in-pit tailings  disposal concept at the Deilmann open pit in Saskatchewan.

In 1993,  Uranerzbergbau  (UEB)  in  Germany  called  Dr.  Ruhrmann  to join its consulting branch. Assignments included the assessment of exploration and mining projects in central Asia and western Africa,  managing a subsidiary  exploration company in Guinea,  providing  technical  assistance to  regulatory  agencies in
Papua New Guinea, monitoring the reclamation work at the former uranium mines in eastern Germany,  designing reclamation concepts for closed-out uranium mines in central  Asia and eastern  Europe as well as  reviewing  the mining  practice in
Vietnam.  On the basis of this  experience,  Dr. Ruhrmann  co-authored a book on environmental mine management, published in 2001.

Since 2003,  Dr.  Ruhrmann is  practicing  as an  independent  consultant to the mining industry and international  technical  assistance  agencies.  Assignments include a review of the mining industry in Mongolia,  enhancement of small-scale mining in Papua New  Guinea,  quality  control  at uranium  mine  rehabilitation projects and the assessment of uranium prospects.

Dr.  Ruhrmann has a diploma in geology and holds a doctor degree in geology from the  University  of Tuebingen,  Germany.  Since 2001,  Dr.  Ruhrmann is teaching mineral exploration at the University of Leoben, Austria.

Mr. Kenneth  Cunningham  brings over thirty years of experience from diversified mineral exploration and mining geology through to executive management. Eighteen of these years have been  focused in Nevada.  Currently  Mr.  Cunningham  is the
President  and  Chief  Executive   Officer  of  Miranda  Gold  Corp.   where  he
aggressively  positioned this company in the Cortez Gold Trend and  successfully negotiated joint ventures with major mining companies including Newmont,  Placer
Dome, Newcrest and Barrick.  Previously, he was Exploration Manager with Uranerz
U.S.A.  Inc.  During his tenure with Uranerz Mr.  Cunningham led the exploration and  acquisition  effort  that  resulted  in  two  Nevada  gold  discoveries;  a
three-million-ounce   discovery   in   the   Battle   Mountain   trend   and   a
one-plus-million  ounce discovery in the northern Carlin trend.  Mr.  Cunningham has also been Vice President of Tenneco  Minerals Company and a Resident Manager
with Echo Bay Mining Company.

Mr.  Cunningham  started his career with Houston Oil and Minerals as a member of its uranium  exploration  team. In 1978 he was  responsible for the discovery of the Death Valley  uranium  deposit on Alaska's  Seward  Peninsula.  This deposit contains ten-million-pounds of uranium at a grade of .25% U3O8.

Mr. Joe Hebert is currently Vice President of Exploration for Miranda Gold Corp.
Most recently,  Mr. Hebert was the senior  exploration  geologist for the Cortez
Joint  Venture  (Placer  Dome and  Kennecott  Minerals)  located  on the

                                       14

--------------------------------------------------------------------------------

Battle  Mountain  Trend  in  North  Central  Nevada.  He  was a  member  of  the exploration team who discovered the 7.5 million ounce Cortez Hills gold deposit.
During his tenure at Cortez he directed all generative and  acquisition  efforts within the joint venture area of interest.

From 1992 to 1999 Mr. Hebert  consulted for Uranerz USA, Inc. where he conducted project  evaluations and generative  programs primarily in north central Nevada.
The  most  significant  result  of  this  program  was the  recognition  of gold potential  and  acquisition  recommendations  of the  Nike-Converse  property in
Buffalo Valley where Uranerz  discovered  approximately 3 M oz of gold resource.
He  also  recommended  the  REN  property  for   acquisition,   where  currently
development drilling on a high-grade resource is being conducted.

During the period when he was  consulting,  Mr.  Hebert  initiated a countrywide evaluation of Mongolia,  identifying  essentially  unexplored epithermal systems from regional compilation and focused  reconnaissance.  He focused his client in gold-belts  of NE  Mongolia,  acquiring  for them  two  large  concessions  with multiple ore-grade showings in large epithermal and intrusive-related alteration cells. This program required interaction with high-level  government  officials,
Mongolian junior companies,  Mongolian  Geological Survey and supervising native crews in remote camps.

Mr. Hebert is credited with team  participation  in multiple gold discoveries in
Nevada  and Utah  over the  course  of his  career.  He has also had  staff  and contract positions with several US majors over the years including Superior Oil,
Tenneco, and Freeport Minerals.

FAMILY RELATIONSHIPS

None of our Directors are related by blood,  marriage,  or adoption to any other
Director, executive officer, or other key employees. To our knowledge, there are no  arrangement  or  understanding  between  any of our  officers  and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

                                       15
--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

                          BOARD OF DIRECTORS STRUCTURE

The Company's  current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

DIRECTOR INDEPENDENCE

We have eight  directors  at  December  31,  2007,  including  four  independent directors, as follows:

Dennis Higgs
Glenn Catchpole
George Hartman
Dr. Gerhard Kirchner
Paul Saxton, independent
Arnold Dyck, independent
Peter Bell, independent
Richard Holmes, independent

An  "independent"  director  is a  director  whom  the  Board of  Directors  has determined satisfies the requirements for independence under section 121A of the
American Stock Exchange Company Guide.

                MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
                                OF ANNUAL MEETING

During the fiscal year ending December 31, 2007, the Board held six (6) meetings of the Board.  None of the incumbent  Directors  attended  fewer than 75% of the board meetings.

Board members are not required to attend the annual  meeting.  All Board members attended last year's Annual Meeting of the Shareholders.

                           COMMUNICATIONS TO THE BOARD

Shareholders  who are interested in  communicating  directly with members of the
Board, or the Board as a group,  may do so by writing directly to the individual
Board member c/o  Secretary,  Sonya Reiss,  Uranerz  Energy  Corporation,  Suite
1410-800  West Pender  Street,  Vancouver,  BC,  Canada V6C 2V6.  The  Company's
Secretary will forward communications  directly to the appropriate Board member.
If  the   correspondence  is  not  addressed  to  the  particular   member,  the
communication  will be forwarded to a Board member to bring to the  attention of the  Board.  The  Company's  Secretary  will  review all  communications  before forwarding them to the appropriate Board member.

                                BOARD COMMITTEES

Our  Board  of  Directors  has  established  three  board  committees:  an Audit
Committee, a Compensation  Committee,  and a Corporate Governance and Nominating
Committee.

The  information  below sets out the current  members of each of Uranerz's board committees  and the advisory  board and  summarizes the functions of each of the committees in accordance with their mandates.

                                       16

--------------------------------------------------------------------------------

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERTS

We have a standing audit committee and audit committee  charter,  which complies with Rule 10A-3 and the  requirements of the American Stock Exchange.  Our audit committee was  established  in accordance  with section 3 (a) of the  Securities
Exchange  Act of 1934,  as amended.  Our audit  committee  is comprised of three directors all of whom, in the opinion of the Company's  Board of Directors,  are independent (in accordance with Rule 10A-3 and the  requirements of the American
Stock  Exchange):  Arnold Dyck,  Peter Bell and Richard Holmes.  Mr. Arnold Dyck
satisfies  the  requirement  of a  "financial  expert"  as  defined  under  Item
407(d)(5) of  Regulation  S-K and is, in the opinion of the  Company's  Board of
Directors,  "independent"  as that term is used in section  121B of the American
Stock Exchange  Company Guide and rule 10A-3 (b) (i) of the Securities  Exchange
Act of 1934, as amended.

Our audit  committee  meets with our  management  and our  external  auditors to review matters affecting financial reporting,  the system of internal accounting and financial  controls and procedures and the audit procedures and audit plans.
Our audit committee reviews our significant  financial risks, is involved in the appointment of senior  financial  executives and annually  reviews our insurance coverage and any off-balance sheet transactions.

Our  audit  committee  monitors  our  audit  and the  preparation  of  financial statements and all financial  disclosure contained in our SEC filings. Our audit committee  appoints our external  auditors,  monitors their  qualifications  and independence  and determines the appropriate  level of their  remuneration.  The external  auditors report directly to the audit  committee.  Our audit committee has the authority to terminate our external auditors'  engagement and approve in advance  any  services  to be provided  by the  external  auditors  that are not related to the audit.

During the fiscal year ended December 31, 2007, the Audit  Committee met six (6)
times.  A copy of the  Audit  Committee  charter  can be found on the  Company's website at www.uranerz.com.

AUDIT COMMITTEE REPORT

The Company's Audit Committee oversees the Company's financial reporting process on behalf of the Board of  Directors  (the  "Board").  The  Committee  has three members,  each of whom is  "independent"  as determined  under Rule 10A-3 of the
United States Securities Exchange Act of 1934, as amended,  and the rules of the
American Stock Exchange.  The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company's financial  reporting and internal  control,  (2) independence and performance of the Company's independent auditors,  (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing  its  oversight  responsibilities  regarding the 2007
financial  statements,   the  Committee  reviewed  the  2007  audited  financial
statements,  which  appear  in the 2007  Annual  Report  to  Shareholders,  with management  and the  Company's  independent  auditors.  The  Committee  reviewed accounting  principles,  practices,  and  judgments  as well as the adequacy and clarity of the notes to the financial statements.

The Committee  reviewed the  independence  and  performance  of the  independent auditors who are  responsible  for  expressing  an opinion on the  conformity of those audited financial statements with accounting principles generally accepted in the United States,  and such other matters as required to be  communicated by the independent  auditors in accordance with Statement on Auditing  Standards 61
(Codification  of  Statements  on Auditing  Standards,  AU 380),  as modified or supplemented.

The Committee meets with the independent  auditors to discuss their audit plans, scope and timing on a regular basis,  with or without  management  present.  The
Committee  has  received  the  written  disclosures  and  the  letter  from  the independent  auditors required by Independence  Standards Board,  Standard No. 1
(Independence  Standards  Board Standard No. 1,  Independence  Discussions  with
Audit Committees), as may be modified or supplemented.

In  reliance on the reviews and  discussions  referred to above,  the  Committee recommended to the Board, and the Board has approved, that the audited financial statements  be  included in the Annual  Report to the  Securities  and  Exchange
Commission on Form 10-K for the year ended  December 31, 2007. The Committee and the  Board  have  also  recommended  the  selection  of  Manning  Elliot  LLP as independent auditors for the Company for the year 2008.

                                       17

--------------------------------------------------------------------------------

Submitted by the Audit Committee Members
----------------------------------------
Richard Holmes
Peter Bell
Arnold Dyck

COMPENSATION COMMITTEE

We have a Compensation  Committee  comprised of three  directors all of whom, in the opinion of the Company's Board of Directors,  are independent (under section
121A of the American Stock Exchange Company Guide):  Peter Bell,  Arnold J. Dyck
and Paul Saxton. We have a Compensation Committee charter that complies with the requirements  of the American  Stock  Exchange.  Our  Compensation  Committee is
responsible for considering and authorizing terms of employment and compensation of executive  officers and providing  advice on  compensation  structures in the various  jurisdictions in which we operate.  Our Chief Executive Officer may not be present  during  the  voting  determination  or  deliberations  of his or her compensation.  In addition,  our Compensation Committee reviews both our overall salary objectives and significant  modifications made to employee benefit plans, including those applicable to executive  officers,  and proposes awards of stock options.

During the fiscal year ended December 31, 2007, the  Compensation  Committee met four (4) times. A copy of the Compensation Committee charter can be found on the
Company's website at www.uranerz.com.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

We have a Corporate  Governance  and  Nominating  Committee  comprised  of three directors all of whom, in the opinion of the Company's  Board of Directors,  are independent  (under section 121A of the American Stock Exchange  Company Guide):
Richard  Holmes,  Peter Bell and Paul  Saxton.  We have a  Nominating  Committee charter that complies with the requirements of the American Stock Exchange.  Our
Corporate  Governance  Committee is  responsible  for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential  candidates for director and  recommends to the Board nominees for election at the next annual meeting or any special meeting of  stockholders,  and any person to be considered to fill a
Board vacancy  resulting  from death,  disability,  removal,  resignation  or an increase in Board size. The Committee has not set formal criteria  necessary for the  consideration  of a candidate,  but the Committee does assess the nominee's independence,  as well as considers his or her  experience,  areas of expertise, diversity,  perspective,  broad  business  judgment and  leadership,  all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder  nominees are subject to the same consideration as nominees selected by the  Committee  or the Board.  The  Committee  does not have a set policy for whether or how shareholders are to recommend  nominees for  consideration by the
Board.  No  shareholder  or  shareholders  holding  5% or more of the  Company's outstanding stock,  either  individually or in aggregate,  recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate  Governance  and  Nominating  Committee and were recommended by the Company's current board of directors.

During the fiscal year ended  December 31, 2007,  the Corporate  Governance  and
Nominating  Committee met two (2) times. A copy of the Corporate  Governance and
Nominating   Committee  charter  can  be  found  on  the  Company's  website  at
www.uranerz.com.

                                       18

--------------------------------------------------------------------------------

                              DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

                                                                       Non-
                 Earned or                           Non-Equity     Qualified
                  Paid in      Stock     Option    Incentive Plan Compensation     All Other
                   Cash        Awards    Awards     Compensation    Earnings     Compensation   Total
    Name            ($)         ($)        ($)          ($)            ($)           ($)          ($)
                                         Note 1
-----------------------------------------------------------------------------------------------------------
      (a)           (b)         (c)         (d)         (e)            (f)           (g)          (h)
-----------------------------------------------------------------------------------------------------------
Gerhard            7,000                  170,400                                               177,400
Kirchner
Paul Saxton        11,000                 127,800                                               138,800
Arnold Dyck        22,000                 127,800                                               149,800
Peter Bell         22,500                 127,800                                               150,300
Richard Holmes     19,000                 127,800                                               146,800

1.   Option  award  compensation  is the fair  value for stock  options  granted during the period,  a notional 1 amount  estimated at the date of the grant using the  Black-Scholes  option-pricing  model. All options were priced at the  market  price of common  shares on the date of the  grant.  The actual value  received by the directors may differ  materially  and adversely from that reported herein.

DIRECTOR COMPENSATION AGREEMENTS AND SUMMARY OF DIRECTOR COMPENSATION POLICIES

The  Company  did not  compensate  directors  in  2005.  In  2006,  the  Company established the Company's current policies for director compensation as follows:

Non-Executive members:

     $1,000 per meeting ($500 per telephone meeting) plus:

          o    Audit Committee:

               o    Chair: $11,000/year.
               o    Members: $8,000/year.

          o    Corporate Governance and Nominating Committee:

               o    Chair: $3,000/year.
               o    Members: $2,000/year.

          o    Compensation Committee:

               o    Chair: $4,500/year.
               o    Members: $3,000/year.

Executives  and officers who are also directors are not  compensated  under this plan.

                                       19

--------------------------------------------------------------------------------

                            OTHER GOVERNANCE MATTERS

CODE OF ETHICS

We have adopted a corporate code of ethics  administered  by our chief financial officer, Benjamin Leboe. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct,  to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations,  and to provide  accountability  for adherence to the code. Our code of ethics  provides written  standards  that are  reasonably  designed  to deter  wrongdoing  and to promote:

     o    Honest and ethical  conduct,  including the ethical handling of actual or apparent  conflicts of interest  between  personal and professional relationships;

     o    Full, fair, accurate,  timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

     o    Compliance with applicable  governmental  laws, rules and regulations;

     o    The  prompt  internal  reporting  of  violations  of  the  code  to an appropriate person or persons identified in the code; and

     o    Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.uranerz.com.  We intend to disclose  any waiver from a provision  of our code of ethics that applies to any of our principal  executive  officer,  principal  financial  officer,  principal accounting  officer or controller or persons  performing  similar functions that relates to any  element of our code of ethics on our  website.  No waivers  were granted  from the  requirements  of our Code of  Ethics  during  the year  ended
December 31, 2007, or during the subsequent period from January 1, 2008, through the date of this proxy statement.

COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION

There were no compensation  committee or board  interlocks  among the members of our Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially  holds more than 10% of any class of our securities  which have been  registered with the Securities and
Exchange  Commission,  to file  reports  of  initial  ownership  and  changes in ownership with the Securities  and Exchange  Commission.  These persons are also required under the regulations of the Securities Number of Late Transactions Not
Known  Failures to and Reports  Timely  Reported  File a Required  Exchange Form
Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge,  based solely on our review of the copies of the Section 16(a)
reports furnished to us, all Section 16(a) filing requirements applicable to our
Directors,  executive  officers and holders of more than 10% of any class of our registered  securities  were timely complied with during the year ended December
31, 2007, other than the following reports:

                                                                                    Known Failures to
Name and Principal                   Number of Late             Transactions Not     File a Required
   Position                            Reports                  Timely Reported          Form
-----------------------------------------------------------------------------------------------------
Dennis Higgs                              One                          One              None
Glenn Catchpole                           None                         None             None
Paul Saxton                              Three                        Three             None
Gerhard Kirchner                          Two                          Two              None
George Hartman                            One                          One              None

                                       20

--------------------------------------------------------------------------------

                                                                                    Known Failures to
Name and Principal                   Number of Late             Transactions Not     File a Required
   Position                            Reports                  Timely Reported          Form
-----------------------------------------------------------------------------------------------------
Peter Bell                                None                         None             None
Arnold Dyck                               None                         None             None
Richard Holmes                            None                         None             None
Benjamin Leboe                            None                         None             None
Kurtis Brown                              None                         None             None
Douglas Hirschman                         One                          None             None
Sonya Reiss                               One                          None             None

                                       21

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

A summary of cash and other  compensation  paid in  accordance  with  management consulting  contracts  for our  Principal  Executive  Officer  and  other  named executive officers for the last two fiscal years is as follows:

--------------------------------------------------------------------------------------------------------------------
Name(5)                                                                         Nonqualified
  and                                                            Non-Equity       Deferred      All
Principal                                   Stock     Option    Incentive Plan   Compensation    other
Position         Year    Salary    Bonus    Awards    Awards     Compensation      Earnings      Comp.     Total
                           ($)      ($)      ($)     (Note 1)        ($)              ($)
--------------------------------------------------------------------------------------------------------------------
      (a)        (b)      (c)       (d)      (e)       (f)           (g)              (h)          (i)      (j)
--------------------------------------------------------------------------------------------------------------------

Dennis Higgs
Chairman and      2007   142,736    2,000             710,050                                             854,786
Director(2)       2006   103,200   35,000             483,700                                     9,731   631,631

Glenn
Catchpole
President/PEO     2007   120,000   10,000             710,050                                             840,050
and Director(3)   2006    96,000   50,000             483,700                                     6,000   635,700

George Hartman
Exec. Vice
President and     2007   199,000    2,000             710,050                                             911,050
Director(4)       2006   174,000   25,000             711,326                                             910,326

Benjamin
Leboe
Chief
Financial         2007    82,017    2,000             355,000                                             439,017
Officer(5)        2006    31,414                      204,729                                             236,143

Kurtis Brown
VP                2007   103,750   17,000             346,147                                             466,897

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.   Option  award  compensation  is the fair  value for stock  options  awarded during the period,  a notional  amount  estimated  at the date of the grant using the Black-Scholes  option-pricing model. The actual value received by the  executives  may differ  materially  and  adversely  from that reported herein.

2.   Salary is a management fee paid to a private  holding company of Mr. Dennis
     Higgs.  Mr. Higgs became Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis  Higgs.  The  Agreement  states that we will pay a monthly fee of
     CDN$12,500. The monthly fee increases to CDN$15,000 in 2008.

3.   Salary is a management fee paid to a private  holding  company of Mr. Glenn
     Catchpole.  Mr. Catchpole was appointed President and CEO on March 1, 2005.
     In 2005 we entered into a consulting  agreement with Catchpole  Enterprises
     Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. The
     Agreement states that we will pay a monthly consulting fee of US $10,000 in consideration  of the  provision  of the  services of Mr.  Catchpole as our
     President  and Chief  Executive  Officer.  The monthly fee  increases to US
     $15,000 in 2008.

                                       22

--------------------------------------------------------------------------------

4.   Salary is a consulting  fee paid to Mr. George  Hartman.  Mr.  Hartmann was appointed  Senior Vice  President  -Mining on May 9, 2005 and  subsequently appointed Executive Vice President and Chief Operation Officer. Mr. Hartman
     is paid for consulting on the basis of $1,000 per day.

5.   Salary is a consulting fee paid to an entity owned by Benjamin  Leboe.  Mr.
     Leboe was  appointed  Chief  Financial  Officer on May 23, 2006. In 2006 we
     entered into a consulting agreement with Independent Management Consultants of British  Columbia.  (IMC).  IMC is wholly owned by Benjamin  Leboe,  our
     Chief  Financial  Officer.  The  Agreement  states  that  we  will  pay for consulting  services  provided,  based upon a rate of CDN$10,000 per month.
     The monthly rate increases to CDN$12,000 in 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

The  Compensation  Committee  of the Board of Directors  oversees the  Company's compensation  programs,  which are designed  specifically for the Company's most senior  executives  officers,  including  the  Chief  Executive  Officer,  Chief
Operating  Officer,  Chief Financial  Officer and the other  executive  officers named in the Summary  Compensation  Table  (collectively,  the "senior executive officers").  Additionally, the Compensation Committee is charged with the review and approval of all annual  compensation  decisions relating to senior executive officers.

The Compensation  Committee is composed entirely of independent,  non-management members  of the Board of  Directors.  Each year,  and at such other  times as is necessary,  the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings.
The Board of Directors has determined  that none of the  Compensation  Committee members have any material business relationships with the Company.

The  responsibilities of the Compensation  Committee,  as stated in its charter, include the following:

     o    Review and assess the adequacy of the Compensation  Committee  charter annually and submit any proposed changes to the Board of Directors for approval;

     o    Produce an annual report on senior executive officer  compensation for inclusion in the Company's annual report and proxy statement  relating to its annual meeting of stockholders;

     o    Review and make such  recommendations to the Board of Directors as the
          Compensation   Committee   deems   advisable   with   regard   to  all
          incentive-based compensation plans and equity- based plans;

     o    Review and  approve the  corporate  goals and  objectives  that may be relevant  to  the  compensation  of  the  Company's  senior  executive officers;

     o    Evaluate senior  executive  officer  performance in light of the goals and  objectives  that  were set and  determine  and  recommend  senior executive officer compensation based on such evaluation; and

     o    Review and approve the  recommendations of the chief executive officer with regard to the  compensation  of all officers of the Company other than the chief executive officer.

Overview of Compensation Program

In order to recruit and retain the most  qualified and competent  individuals as senior  executive  officers,  the  Company  strives to  maintain a  compensation program  that is  competitive  in the global  labor  market.  The purpose of the
Company's  compensation  program  is to reward  exceptional  organizational  and individual performance.

The following compensation objectives are considered in setting the compensation programs for our senior executive officers:

     o    Drive and reward performance which supports the Company's core values;

                                       23

--------------------------------------------------------------------------------

     o    Design  competitive total compensation and rewards programs to enhance
          the  Company's  ability  to  attract  and  retain   knowledgeable  and
          experienced senior executive officers; and

     o    Set compensation and incentive levels that reflect  competitive market practices.

Compensation Elements and Rationale

To reward both short and long-term  performance in the compensation  program and in  furtherance  of the  Company's  compensation  objectives  noted  above,  the
Company's compensation program is based on the following objectives:

     (i)  Performance Goals

The  Compensation  Committee  believes  that a  significant  portion of a senior
executive  officer's   compensation  should  be  tied  not  only  to  individual
performance,  but also to the Company's  performance as a whole measured against both  financial and  non-financial  goals and  objectives.  During  periods when performance  meets or exceeds these  established  objectives,  senior  executive officers  should be paid at or more than  expected  levels.  When the  Company's performance  does not meet key objectives,  incentive  award  payments,  if any, should be less than such levels.

     (ii) Incentive Compensation

A large portion of  compensation  should be paid in the form of  short-term  and long-term incentives, which are calculated and paid based primarily on financial measures of  profitability  and  stockholder  value creation.  Senior  executive officers have the incentive of increasing Company  profitability and stockholder return in order to earn a major portion of their compensation package.

     (iii) Competitive Compensation Program

The  Compensation  Committee  reviews the  compensation  of  executives  at peer companies to ensure that the  compensation  program is competitive.  The Company believes  that a  competitive  compensation  program will enhance its ability to attract and retain senior executive officers.

Review of Senior Executive Officer Performance

The  Compensation  Committee  reviews,  on an annual  basis,  each  compensation package  for the  senior  executive  officers.  In each case,  the  Compensation
Committee  takes into account the scope of  responsibilities  and experience and balances these against competitive salary levels. The Compensation Committee has the  opportunity  to meet with the senior  executive  officers at various  times during  the  year,  which  allows  the  Compensation  Committee  to form its own assessment of each individual's performance.

Components of the Executive Compensation Program

The Compensation  Committee believes the total compensation and benefits program for senior executive officers should consist of the following:

     o    Base salary; and
     o    Stock incentive plan.

Many  of the  Company's  senior  executive  officers  provide  services  through consulting  or  management  agreements  with the  Company.  Fees are paid  under
"consulting"  or  "management"  fees  pursuant  to  these  agreements.  From the
Company's   perspective,   these  services  are  provided  in  this  manner  for
flexibility  considerations.  The Company has determined  that it is in the best interests  of the  Company  and its  shareholders  to  maintain  consulting  and management  agreements  rather than  employment  agreements  as it decreases the number of actual  employees  of the Company and ensures that  employment  of key officers can be negotiated on an as-needed  basis with  individualized

                                       24

--------------------------------------------------------------------------------

terms--a  vital  concern to the Company  given the relative  costs of management salaries and expenses in a development stage company.

Dennis Higgs, Chairman of the Board of Directors (and former President)

Mr. Higgs is compensated  indirectly through the Company's  consulting agreement with Ubex  Capital  Inc.  The  Company  engaged  Ubex in early  2005 to  provide business  development and strategic planning  consulting services and management to create a viable  resource  company.  The Board of  Directors  considered  Mr.
Higgs'  continuing  involvement to be of vital interest to the Company's success and increased Ubex's consulting  services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman.  The Board upon recommendation from the Compensation  Committee has decided to continue the consulting  arrangement  to minimize  administrative  costs and to maintain  the certainty and flexibility of contractual arrangements. Mr. Higgs has over twenty years  experience in establishing  and growing public companies and the Board of
Directors upon  recommendation  from the  Compensation  Committee has determined that his compensation shall be similar to full time Executive Chairmen of public companies with capitalization in the $200 - 500 million range.

Glenn Catchpole

Mr.  Catchpole  is  compensated  indirectly  through  the  Company's  consulting agreement with Catchpole  Enterprises  LLC.  ("CE").  The Company  engaged CE in early 2005 to provide  industry  expertise  and  strategic  planning  consulting services and full-time executive management to create a viable resource company.
The Board of Directors and the Compensation  Committee considers Mr. Catchpole's continuing  involvement  to be of vital  interest  to the  Company's  success as
President  and Chief  Executive  Officer.  The Board has chosen  the  consulting arrangement to minimize  administrative  costs and to maintain the certainty and flexibility of  contractual  arrangements.  Mr.  Catchpole has over thirty years experience in the uranium  solution  mining  industry and the Board of Directors upon  recommendation  from the  Compensation  Committee has determined  that his compensation shall be similar to full time president and CEO of public companies with capitalization in the $200 - 500 million range.

George Hartman

The  Company's  compensation  policy  for Mr.  Hartman  is based  on days  spent consulting  for the  Company.  The  Board  of  Directors  and  the  Compensation
Committee  believes that this provides the Company with greater  flexibility  in controlling expenses. Mr. Hartman's services as Executive Vice-President, Mining
entail  a  varying  degree  of  attention  to  the  Company's   exploration  and
development  activities.  Mr.  Hartman has  extensive  expertise  in the area of mining production,  including  specifically,  in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman's salary exceeded that of other  officers in 2006 and 2007  because of the value of his  expertise  to the
Company and the fact that he spent a substantial amount of time attending to the
Company's mineral projects in those years.

Benjamin Leboe

The Company's  compensation  policy for Mr. Leboe,  as Principal of  Independent
Management Consultants of British Columbia is based on time spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses.  Mr.
Leboe's services as Chief Financial Officer entail a high and specialized degree of attention to the Company's financial management and reporting activities. Mr.
Leboe has extensive expertise in the area of financial  management,  accounting, business valuation and management  consulting,  which expertise is very valuable to the Company.  Mr. Leboe's  consulting rate is based on the Board of Directors determination upon recommendation by the Compensation  Committee of the value of his expertise to the Company and is  comparable  to a full time Chief  Financial
Officer of public companies with capitalization in the $200 - 500 million range.

[NTD: DO WE NEED A WRITE UP ON KURT, AS HE IS INCLUDED IN THE TABLE?]

                                       25

--------------------------------------------------------------------------------

GRANTS OF PLAN-BASED AWARDS

                    Estimated          Future       Payouts        Under       All Other
                    Non-Equity(1)     Incentive       Plan         Awards        Stock                             Award
                   -------------------------------------------------------      Awards:                            Date
                                                                               Number of                           Fair
                                                                               Shares of                         Value of
                                                                                Stock or                         Stock and
                      Threshold      Target            Maximum                  Units (2)         Award            Option
Name                      $             $                 $                        (#)            Date             Awards
                                                                                                  (3)
-----------------------------------------------------------------------------------------------------------------------------
Dennis Higgs                    --           --           --                    250,000         01/26/07        $   710,050
Glenn Catchpole                 --           --           --                    250,000         01/26/07        $   710,050
George Hartman                  --           --           --                    250,000         01/26/07        $   710,050
Benjamin Leboe                  --           --           --                    125,000         01/26/07        $   355,000
Kurtis Brown                    --           --           --                     15,000         01/26/07        $    42,600
Kurtis Brown                    --           --           --                    250,000         02/09/07        $   303,547

DISCLOSURE RELATING TO GRANTS OF PLAN-BASED AWARDS

In 2007 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and
Mr. Brown stock options under the Company's 2005 Nonqualified Stock Option Plan.
Mr. Higgs  received  250,000  options,  exercisable at $3.20 per share of common stock  acquirable,  expiring  January 26, 2012. Mr.  Catchpole  received 250,000 options,  exercisable  at $3.20 per share of common stock  acquirable,  expiring
January 26, 2012. Mr. Hartmann  received 250,000  options,  exercisable at $3.20 per share of common  stock  acquirable,  expiring  January  26,  2012 . Mr Leboe received  125,000  options,  exercisable  at $3.20  per  share of  common  stock acquirable,  expiring  January 26, 2012 and Mr. Brown received  15,000  options, exercisable at $3.20 per share of common stock acquirable,  expiring January 26,
2012 and  250,000  exercisable  at $3.45 per share of common  stock  acquirable, expiring  February 9 , 2012. For a discussion of the terms and conditions of the
2005 Nonqualified  Stock Option Plan please see the disclosure under the section heading "Market for Common Equity - 2005 Stock Option Plan"

                                       26

--------------------------------------------------------------------------------

           OUTSTANDING EQUITY AWARDS TO EXECUTIVES AT FISCAL YEAR-END

--------------------------------------------------------------------------------------------------------------------
                                  Option Awards                                       Stock Awards

                                                                                                          Equity
                                                                                                        Incentive
                                                                                              Equity       Plan
                                                                                             Incentive   Awards:
                                                                                               Plan     Market or
                                      Equity                          Number of               Awards:     Payout
                                    Incentive                         Shares or              Number of   Value of
                                       Plan                            Units of    Market    Unearned   Unearned
             Number of   Number of   Awards:                          Stock That Value of     Shares,    Shares,
            Securities  Securities Number of                           Have Not  Shares or   Units or    Units or
            Underlying Underlying  Securities                           Vested    Units of     Other      Other
            UnexercisedUnexercised Unexercised   Option                  (#)     Stock That   Rights      Rights
                                                                                              That        That
              Options    Options     Unearned   Exercise    Option                Have Not  Have Not    Have Not
                (#)        (#)       Options      Price    Exercise                Vested     Vested      Vested
    Name    Exercisable Unexercisable  (#)         ($)       Date                    ($)        (#)        ($)
--------------------------------------------------------------------------------------------------------------------
    (a)         (b)        (c)         (d)         (e)        (f)        (g)         (h)        (i)           (j)
--------------------------------------------------------------------------------------------------------------------

Dennis
Higgs         350,000      Nil         Nil        0.75    Jan 6, 2011     Nil        Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil        Nil        Nil        Nil

Glenn
Catchpole     350,000      Nil         Nil        0.75    Jan 6, 2011     Nil         Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

George
Hartman       350,000      Nil         Nil        0.75    Jan 6, 2011     Nil         Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

Benjamin
Leboe         100,000      Nil         Nil        1.96    May 23, 2011    Nil         Nil        Nil        Nil
              125,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

Kurtis        15,000       Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil
Brown         62,500       Nil         Nil        3.45    Feb 9, 2012     Nil         Nil        Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil

OPTION EXERCISES AND STOCK VESTED IN 2007

                                       Option Grants                                  Stock Awards
                       ---------------------------------------------------------------------------------------------
                              Number of           Value Realized            Number of           Value Realized
                           Shares Acquired          on Exercise          Shares Acquired          on Vesting
Name                         on Exercise              (1)($)               on Vesting               (2)($)
--------------------------------------------------------------------------------------------------------------------

Dennis Higgs                     Nil                    Nil                    Nil                    Nil
Glenn Catchpole                  Nil                    Nil                    Nil                    Nil
George Hartman                   Nil                    Nil                    Nil                    Nil
Benjamin Leboe                   Nil                    Nil                    Nil                    Nil
Kurtis Brown                     Nil                    Nil                    Nil                    Nil

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No person who served as a member of the  Compensation  Committee  during  fiscal
2007 was a current or former  officer or employee of the  Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally,  there were no  compensation  committee  "interlocks"
during 2007, which generally means that no executive  officer of the Corporation served as a director or member of the compensation  committee of another entity, which had an executive  officer serving as a director or member of the Company's
Compensation Committee.

                                       27

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

The Uranerz Energy Corporation Compensation Committee oversees the Company's compensation reporting process on behalf of the Board of Directors. The
Committee has three members, each of whom is "independent" as defined in the
American Stock Exchange Company Guide. The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review
of  director  and  executive  officer  compensation   policies  and  goals,  (2)
determining  the  compensation  of directors  and  executive  officers,  (3) and providing accurate public disclosure of the Company's compensation.

In  the  course  of  providing  its  oversight  responsibilities  regarding  the
Company's  compensation  of  directors  and  executive  officers  in  2007,  the
Committee reviewed and discussed with management the Compensation Discussion and
Analysis included in the Company's Annual Report.

Based on the Committee's review of the Compensation  Discussion and Analysis and discussions  with the  Board of  Directors  and the  Company's  management,  the
Committee recommended that the Compensation  Discussion and Analysis be included in the Company's Annual Report.

Submitted by the following members of the Compensation Committee of the Board of
Directors:

/s/ Peter Bell
---------------------
Peter Bell

/s/ Arnold J. Dyck
---------------------
Arnold J. Dyck

/s/ Paul Saxton
---------------------
Paul Saxton

PENSION BENEFITS

None.

NON-QUALIFIED DEFERRED COMPENSATION

None.

RETIREMENT, RESIGNATION OR TERMINATION PLANS

Officers with contracts for services have notice  requirements  which permit pay in lieu of notice.  In December 2007 we approved a policy whereby  officers will receive  a  termination  payment  of a  multiple  of their  annual  compensation following a change in control of our Company.  Individual  contacts have not yet been  amended to reflect  this  commitment.  The  multiple  used for a change of control  payment is five times for  officers  Higgs,  Catchpole  and Hartman and three times for all other officers.

                                       28

--------------------------------------------------------------------------------

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2007 regarding the ownership of our common stock by:

each  person  who is known by us to own more  than 5% of our  shares  of  common stock; and each senior executive officer, each director and all of our directors and executive officers as a group.

The  number  of  shares   beneficially   owned  and  the  percentage  of  shares
beneficially owned are based on 39,224,087 shares of common stock outstanding as of December 31, 2007.

Beneficial  ownership is determined in accordance with the rules and regulations of the  Securities and Exchange  Commission.  Shares subject to options that are exercisable  within  60 days  following  December  31,  2007  are  deemed  to be outstanding and beneficially  owned by the optionee for the purpose of computing share  and  percentage  ownership  of that  optionee  but are not  deemed  to be outstanding  for the purpose of computing the percentage  ownership of any other person.  Except as indicated in the footnotes to this table,  and as affected by applicable  community  property  laws,  all persons  listed have sole voting and investment power for all shares shown as beneficially owned by them.

 Title of Class               Name and Address of             Number of            Percentage of
                                   Beneficial                 Shares of            Common Stock(1)
                                     Owner                  Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------

Common Stock                  Dennis Higgs                 4,199,001(2)                 9.20%
                              Director, Chairman
                              Suite 1410 - 800 West
                              Pender St.
                              Vancouver, B.C.,
                              V6C 2V6

Common Stock                  Glenn Catchpole              2,031,000 (3)                4.45%
                              Director, President and
                              CEO/PEO
                              222 Carriage Circle
                              Cheyenne, WY.,
                              82009

Common Stock                  George Hartman               1,231,000 (4)                2.70%
                              Director, Senior Vice
                              President, COO
                              1220 Elkhorn Valley Drive
                              Casper, WY.,
                              82609

Common Stock                  Dr. Gerhard Kirchner         690,000 (5)                  1.51%
                              330 - 325 Keevil Crescent
                              Saskatoon, Saskatchewan
                              S7N 4R*

Common Stock                  Paul Saxton                  250,000 (6)                  **
                              188 Stonegate Drive
                              Furry Creek, BC.,
                              V0N 3G4

                                       29

--------------------------------------------------------------------------------

 Title of Class               Name and Address of             Number of            Percentage of
                                   Beneficial                 Shares of            Common Stock(1)
                                     Owner                  Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------
Common Stock                  Peter Bell                   215,000 (7)                  **
                              #105 - 3389 Capilano Road
                              North Vancouver, B.C.,
                              V7R 4W7

Common Stock                  Arnold J. Dyck               198,000 (8)                  **
                              504 - 230 Saskatchewan
                              Crescent East
                              Saskatoon, Saskatchewan
                              S7N 0K6

Common Stock                  Richard Holmes               175,000 (9)                  **
                              2611 Tanbridge Road
                              Charlotte, NC.,
                              28226

Common Stock                  Benjamin Leboe, CFO/PFO      227,000 (10)                 **
                              16730 Carrs Landing Road
                              Lake Country, BC
                              V4V 1B2

Common Stock                  Kurtis Brown                 86,140 (11)                  **
                              3707 Brisbane Avenue
                              Bakersfield, CA
                              93313
Total                                                      9,302,141                    20.39%
---------------------------------------------------------------------------------------------------------------------
5% Stockholders               Nil
---------------------------------------------------------------------------------------------------------------------

**   - indicates ownership less than 1%
1)   The percent of class is based on 45,619,087  shares comprised of 39,224,087 shares of common  stock ( issued and  outstanding  as of December  31, 2007 plus 3,197,500 options vesting within 60 days of December 31, 2007.
(2)  Includes 3,599,001 shares and 600,000 exercisable Share Purchase Options.
(3)  Includes 1,431000 shares and 600,000 exercisable Share Purchase Options.
(4)  Includes 631,000 shares and 600,000 exercisable Share Purchase Options
(5)  Includes 355,000 shares and 335,000 exercisable Share Purchase Options.
(6)  Includes 65,000 shares and 195,000 exercisable Share Purchase Options
(7)  Includes 20,000 shares and 195,000 exercisable Share Purchase Options
(8)  Includes 3,000 shares shares and 195,000 exercisable Share Purchase Options
(9)  Includes nil shares and 175,000 exercisable Share Purchase Options
(10) Includes 2,000 shares and 225,000 exercisable Share Purchase Options
(11) Includes 8,640 shares and 77,500 exercisable Share Purchase Options

It is  believed by us that all  persons  named have full  voting and  investment power with respect to the shares indicated, unless otherwise noted in the table.
Under the rules of the Securities and Exchange Commission, a person (or group of persons)  is  deemed to be a  "beneficial  owner"  of a  security  if he or she, directly or indirectly,  has or shares the power to vote or to direct the voting of such  security,  or the power to dispose of or to direct the  disposition  of such  security.  Accordingly,  more  than  one  person  may  be  deemed  to be a beneficial  owner  of the  same  security.  A  person  is  also  deemed  to be a beneficial  owner of any  security,  which that  person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements,  including any pledge by any person of our  securities,  the  operation of which may at a  subsequent  date result in a change in our control.

We are not,  to the  best of our  knowledge,  directly  or  indirectly  owned or controlled by another corporation or foreign government.

                                       30

--------------------------------------------------------------------------------

As of December 31, 2007 we had  approximately  200 shareholders of record of our common stock.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties,  including named security holders, during the two years ended December 31, 2007 are as follows.

Reportable  transactions  with related parties since January 1, 2007,  including named security holders, are as follows.

Mr. Dennis Higgs, Director and Chairman

During the year ended December 31, 2007, the Company  incurred  $318,997 (2006 -
$242,826,  2005 - $92,826) for consulting services and office expenses (included in general and  administrative  expenses) to companies  controlled by Mr. Higgs.
Other general and  administrative  expenses were reimbursed in the normal course of business.  At December 31, 2007, $18,000 (2006 - $58,194,  2005 - $90,562) is
owing to the  director  and these  companies,  and the  amounts  are  unsecured, non-interest  bearing,  and due on demand.  As at December 31, 2007, the Company had $Nil (2006 - $26,266, 2005 -$19,815) in prepaid expenses to these companies.

Mr. Glenn Catchpole, Director, President and Chief Executive Officer

During the year ended December 31, 2007, the Company  incurred  $120,000 (2006 -
$102,000,  2005 - $80,000)  for  consulting  services  (included  in general and administrative  expenses)  to a  company  controlled  by  the  President  of the
Company. Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2007, the Company owes $Nil (2006 - $48,000,
2005 - $Nil) which was unsecured, non-interest bearing, and due on demand.

Mr. George  Hartman,  Director,  Executive  Vice-President  and Chief  Operating
Officer

On October 30, 2006, the Company entered into an agreement with Mr. Hartman (the
"Related Party"),  to use certain  geological  reports held by the Related Party for the purposes of staking and acquiring potential areas of interest. Under the terms of the  agreement,  the Company agreed to pay the Related Party the sum of
$0.40 for each measured and indicated  pound of uranium staked by the Company or a fee of $750 for each  claim  registered  with the  Bureau of Land  Management, based on the use of the geological  reports.  This fee is payable to the Related
Party in shares of common  stock of the Company  based on a share price of $2.50 per share.  In connection  with the issuance of the common  shares,  the Company agreed to grant the  related  party  registration  rights for the resale of such shares.  If the shares are not  registered  and  eligible  for resale six months after  issuance,  the Company  shall pay a penalty of an  additional  10% of the number of shares issued.  In December 2007, the staking and acquisition  program was  completed  and a  liability  of  $402,250  (2006 - $Nil,  2005 - $Nil)  was recorded  as due to the  Related  Party.  This debt will be settled  through the issuance of 160,900 common shares in 2008.

During the year ended December 31, 2007, the Company  incurred  $199,000 (2006 -
$174,000,  2005 - $86,000)  for  consulting  services  (included  in general and administrative  expenses) Mr. Hartman. Other general and administrative expenses were reimbursed in the normal course of business.  In 2007, the Company acquired property assets from this director,  valued at $402,250 (see Note 7 (a)). During the year ended December 31, 2006, the Company  settled  $121,148 of debt through the granting of 131,000 stock options. At December 31, 2007, consulting services and  expenditures  incurred on behalf of the Company of $50,865 (2006 - $93,853,
2005  -$53,138)  is owed to  this  director,  and  the  amounts  are  unsecured, non-interest bearing, and due on demand.

                                       31

--------------------------------------------------------------------------------

Mr. Benjamin Leboe, Director, Chief Financial Officer

During the year ended December 31, 2007, the Company incurred consulting fees of
$82,017 (2006 - $31,414,  2005 - $Nil) to an entity controlled by Mr. Leboe. The amounts have been recorded as general and administrative expense.

Other

As disclosed  above under  "Executive  Compensation - Stock Option  Grants",  we granted  options to  purchase  shares of our common  stock to our  officers  and directors under our 2005 Stock Option Plan during 2006 and 2007.

                                       32
--------------------------------------------------------------------------------

                        PROPOSAL 2 -- RATIFICATION OF THE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

WHAT AM I VOTING ON?

You are voting on a proposal to ratify the Company's proposed  amendments to its
Articles of Incorporation.  As explained below, the amendments add provisions to the  Company's  Articles of  Incorporation  relating to the  following  matters:
stockholder  approval  and  rights  of  dissent,  minority  shareholder  remedy, derivative actions, consideration for shares, voting rights of directors, annual meetings,  and required shareholders approval of amendments to certain articles.
None of the current  provisions in the Company's  Articles of Incorporation,  as last  amended July 5, 2005,  will be amended,  altered,  replaced,  or otherwise changed by the current amendments before the shareholders.

WHY DID THE BOARD ADOPT THE ARTICLES AMENDMENT?

As part of the Company's  recent listing of the Company's shares of common stock on the Toronto Stock Exchange (the "TSX"), the TSX required the Company to amend its Articles of Incorporation to provide for the matters as detailed below.

WHAT AMENDMENTS ARE BEING MADE TO THE ARTICLES OF INCORPORATION?

The  following  are the  provisions  to be added to the  Company's  Articles  of
Incorporation:

                                   ARTICLE 10

STOCKHOLDER APPROVAL AND RIGHTS OF DISSENT.

If the event of (a) any  proposed  amendment  to the  Corporation's  Articles of
Incorporation  that would add,  change or remove any  provisions  restricting or constraining the issue,  transfer or ownership of any class of the Corporation's common stock or preferred stock, (b) any proposed amendment to the Corporation's
Articles of  Incorporation  that would add,  change of remove any restriction on the business or businesses  that the  Corporation may carry on, (c) any proposed amendment to the Corporation's  Articles of Incorporation that would add, change or remove the rights,  privileges,  restrictions  or conditions  attached to the shares of such class and, without limiting the generality of the foregoing,  (i)
remove  or  change  prejudicially  rights  to  accrued  dividends  or  rights to cumulative dividends, (ii) add, remove or prejudicially redemption rights, (iii)
reduce or remove a dividend preference or a liquidation preference, or (iv) add, remove or change prejudicially conversion privileges,  options, voting, transfer or pre-emptive  rights,  or rights to acquire  securities or a  corporation,  or sinking  fund  provisions,  (d)  any  proposed  amendment  to the  Corporation's
Articles of  Incorporation  that would  increase the rights or privileges of any class of shares having  rights or privileges  equal or superior to the shares of such  class,  (e)  any  proposed  amendment  to the  Corporation's  Articles  of
Incorporation  that would make any class of shares  having  rights or privileges inferior  to the shares of such class  equal or  superior  to the shares of such class, (f) any proposed amendment to the Corporation's Articles of Incorporation that would  effect an  exchange  or create a right of exchange of all or part of the shares of another  class into the  shares or such  class,  (g) any  proposed amendment to the  Corporation's  Articles of Incorporation  that would constrain the issue, transfer or ownership of the shares of such class or change or remove
such   constraint,   (h)  any  proposed  sale,  lease  or  exchange  of  all  or substantially  all of the property of the Corporation other than in the ordinary course of business, (i) any proposal to carry out a going-private transaction or a squeeze-out transaction,  then (z) the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing  a majority of the voting  power of each class or series  adversely affected by the  amendment  regardless of  limitations  or  restrictions  on the voting power thereof, and (y) any stockholder whose vote is required may dissent in  accordance  with the  provisions of

                                       33

--------------------------------------------------------------------------------

NRS 92A.300 to 92A.500,  inclusive,  and obtain payment of the fair value of the shares held by such stockholder.

                                   ARTICLE 11

MINORITY SHAREHOLDER REMEDY, DERIVATIVE ACTIONS.

     (a) In this  section,  "complainant"  means:  (i) a registered  holder or a beneficial  owner,  and a former  registered  holder or beneficial  owner of any class of the Corporation's  stock, and (ii) a director or an officer or a former director or officer of the Corporation or any of its affiliates.

     (b)  Subject  to  subsection  (c)  below,  any  complainant,  as defined in subsection  (a) above,  may apply to a court for leave to bring an action in the name and on behalf of the Corporation or any of its  subsidiaries,  or intervene in an action to which any such body  corporate  is a party,  for the  purpose of prosecuting,  defending  or  discontinuing  the  action  on  behalf  of the body corporate.

     (c) No action  described  above in  subsection  (b) may be  brought  and no intervention in an action may be made until the court is satisfied that: (i) the complainant  has  given  notice  to  the  directors  of the  Corporation  or its subsidiary  of the  intention to apply to the court not less than  fourteen days before bringing the  application,  or as otherwise  ordered by the court, if the directors  of  the  Corporation  or its  subsidiary  do  not  bring,  diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith;  and (iii) it appears to be in the interests of the  Corporation  or its subsidiary that the action be brought, prosecuted, defended or discontinued.

                                   ARTICLE 12

CONSIDERATION FOR SHARES.

The Board of  Directors  may  authorize  shares to be issued  for  consideration consisting of any tangible or intangible property of benefit to the Corporation, including cash, services, assets or other securities of the Corporation,  except that  neither  promissory  notes  nor  future  services  will  constitute  valid consideration. A share shall not be issued until the consideration for the share is fully paid in money or in property or past  services that is not less in fair equivalent  of the money that the  Corporation  would have received if the share had been issued for money.  When the Corporation  receives the consideration for which the Board of Directors  authorized the issuance of the shares,  the shares issued for the consideration shall be fully paid and  non-assessable.  Directors of the Corporation who vote for or consent to a resolution authorizing the issue of a share for a consideration other than money are jointly and severally liable to the Corporation to make good any amount by which the  consideration  received is less  than the fair  equivalent  of money  that the  corporation  would  have received if the share had been issued for money on the date of the resolution.

                                   ARTICLE 13

VOTING RIGHTS OF DIRECTORS.

Each director will have equal voting rights at all meetings and  proceedings  of the directors.

                                       34

--------------------------------------------------------------------------------

                                   ARTICLE 14

ANNUAL MEETINGS

Annual meetings of the  stockholders  shall be held each year on a date and time designated by the Board of Directors  provided that each annual  meeting will be held no later than six (6) months following the  Corporation's  fiscal year end.
At each  annual  meeting,  the  stockholders  shall  elect  by  vote a Board  of
Directors and shall  transaction  such other business as may properly be brought before the meeting.

                                   ARTICLE 15

REQUIRED SHAREHOLDERS APPROVAL OF AMENDMENTS TO CERTAIN ARTICLES

Subject to any higher threshold  imposed by Nevada law,  Articles 10, 11, 12, 13 and 14 may only be amended by a two-thirds  (2/3) approval of the votes cast for amendments  to the  Corporation's  articles  of  incorporation  at any annual or special meeting of the stockholders called for such purpose.

WHERE CAN I FIND A COPY OF THE CURRENT ARTICLES OF INCORPORATION?

The  current  Articles  of  Incorporation  are  attached  as an  exhibit  to the
Company's  registration  statement on Form SB-2 as filed with the Securities and
Exchange  Commission  ("SEC") on March 15,  2002. A copy of the  Certificate  of
Amendment  as filed July 5, 2005,  is  attached  as an exhibit to the  Company's
Annual  Report on Form 10-KSB as filed with the SEC on April 14, 2006.  Both the
Form SB-2 and Form 10-KSb are available at the SEC's website at www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ARTICLES AMENDMENT.

                                       35

--------------------------------------------------------------------------------

                          PROPOSAL 3 -- RATIFICATION OF
                 THE AMENDED 2005 NONQUALIFIED STOCK OPTION PLAN

WHAT AM I VOTING ON?

You are voting on a proposal to ratify the Company's proposed  amendments to its
2005  Nonqualified  Stock Option Plan (the "Stock  Option  Plan").  As explained below, the amendments add provisions to the Company's Stock Option Plan relating to the market price of options issued under the Stock Option Plan.

WHY DID THE BOARD ADOPT THE AMENDMENTS TO STOCK OPTION PLAN?

As part of the Company's  recent listing of the Company's shares of common stock on the Toronto Stock Exchange (the "TSX"), the TSX required the Company to amend its Stock Option Plan to provide for the matters as detailed below.

WHAT AMENDMENTS ARE BEING MADE TO THE STOCK OPTION PLAN?

The following are the provisions to be added to the Company's Stock Option Plan:

The following provision will be added to Article II - Definitions:

     "Market Price" shall mean the volume weighted  average trading price of the
     Common Shares on the Toronto Stock  Exchange  ("TSX") or the American Stock
     Exchange  ("AMEX"),  whichever exchange has the greater trading volume, for the five trading days immediately preceding the date of the grant. However,
     (a) if the Common  Shares  are not listed on the TSX or the AMEX,  then the
     "Market  Price" shall be  calculated  by  reference to the volume  weighted average  trading  price of the  Common  Shares  for the five  trading  days immediately  preceding the date of the grant on any other stock exchange on which the  Common  Shares  are  listed  (if more than one,  then  using the exchange on which a majority of Common  Shares are  traded);  or (b) if the
     Common  Shares are  suspended  from  trading or have not traded on the TSX,
     AMEX or another stock exchange for an extended  period of time, the "Market
     Price" will be the fair market value of the Common  Shares as determined by the board of directors of the Company using good faith discretion.

The  following  provision  will be added to  Article V- Stock  Option  Terms and
Conditions, Section 2:

     Nothwithstanding  the  foregoing,  no option shall be issued with an option price per share less than Market Price.

WHAT ARE THE GENERAL PROVISIONS OF THE STOCK OPTION PLAN?

The following is a summary of important Stock Option Plan provisions.  It is not a  comprehensive  discussion  of all of the  terms and  conditions  of the Stock
Option Plan. The  information  provided below may be modified or altered by some provisions in the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully  understand  all terms and  conditions  of the
Stock  Option Plan. A copy of the Stock Option Plan is attached as Appendix C to the  Company's  2007 Proxy  Statement  as filed of Schedule  14A with the SEC on
April 30, 2007 and is available at the SEC's website at www.sec.gov.

Purpose
-------
The purpose of the Stock  Option Plan is to advance  the best  interests  of the
Company  by  providing   additional  incentive  to  those  persons  who  have  a
substantial responsibility for its management, affairs, and growth by increasing their proprietary  interest in the success of the Company,  thereby  encouraging them to maintain their relationships with the Company. Further, the availability and  offering  of Stock  Options  under  the Plan  supports  and  increases  the
Company's  ability to  attract,  engage and retain  individuals  of  exceptional
talent  upon  whom,  in  large  measure,   the  sustained  progress  growth  and
profitability of the Company for the shareholders depends.

                                       36

--------------------------------------------------------------------------------

Persons Eligible
----------------
Any  employee,   director,  general  partner,  officer,  attorney,   accountant,
consultant  or  advisor  providing  services  to  the  Company  or  any  parent, affiliate,  or  subsidiary  of  the  Company  is  eligible  to be  designated  a participant in the Stock Option Plan.

Administration
--------------
The Company's  Compensation Committee administers the Stock Option Plan, or such other  committee as the Board may assign  administrative  responsibility  in the best interests of the Company. The administering committee (the "Committee") has the power to: (i)  designate  Stock Option Plan  participants;  (ii) grant stock options;  (iii) establish rules and  regulations for the  administration  of the
Stock Option Plan;  (iv)  determine the amount,  price,  type and timing of each stock option grant;  (v) cancel any stock option  awarded under the Stock Option
Plan,  under certain  circumstances;  (vi) correct defects in the Plan or in any granted stock option;  and (vii) make any other  determination or take any other action that the Committee deems necessary or desirable to the  administration of the Stock Option Plan.

Shares Available under the Stock Option Plan
--------------------------------------------
The total number of shares of the Company  available for grants of stock options under the Stock  Option  Plan  shall be  10,000,000  Common  Shares,  subject to adjustment  as  herein  provided,  which  shares  may be either  authorized  but un-issued  or  reacquired  Common  Shares of the  Company.  If a stock option or portion  thereof  shall expire or terminate for any reason  without  having been exercised in full, the un-purchased  shares covered by such  nonqualified  stock option shall be available  for future  grants of stock  options  under the Stock
Option Plan. Shares issuable upon exercise of stock options have been registered under the U.S.  Securities  Act of 1933,  as amended,  pursuant to the Company's
Registration  Statement  on Form S-8,  filed with the  Securities  and  Exchange
Commission on November 21, 2005.

Terms and Conditions of Stock Options
-------------------------------------
Stock  options  may be granted to any person who is  performing  or who has been engaged  to  perform  services  of  special  importance  to  management  in  the operation,  development  and growth of the Company.  The  Committee has the sole power to set the  option  price of  granted  stock  options.  All stock  options granted under the Stock Option Plan must be granted within ten years of the date the plan was adopted and all granted stock options must be exercised  within ten years of the date of grant.  The Committee may grant stock options which vest in installment  periods and may modify such periods to  accelerate  vesting.  Stock options are evidenced by a form stock option agreement.

Exercise of Stock Options
-------------------------
The exercise of vested stock options is made upon written  notice to the Company of intent to exercise and payment of the exercise price.  The exercise price may be paid (i) in cash,  cashier's  check,  certified  check,  bank  draft or money order,  or (ii) at the  discretion of the  Committee,  by delivery of fully paid nonassesable  common shares of the Company,  valued at the fair market value for such  shares,  determined  by the average of the high and low sales price of the
Company's common shares on the date of exercise.

Transfer of Stock Options
-------------------------
Except  by will,  the laws of  descent  and  distribution,  or with the  written consent of the Committee, no right or interest in any stock option granted under the Stock Option Plan is assignable or transferable, and no right or interest of any optionee is liable for, or subject to, any lien,  obligation or liability of the optionee.  Upon petition to, and thereafter  with the written consent of the
Committee, an optionee may assign or transfer all or a portion of the optionee's rights and  interest in any stock  option  granted  under the Stock Option Plan.
Stock  options  are  exercisable  during  the  optionee's  lifetime  only by the optionee  or  assignees,  or  the  duly  appointed  legal  representative  of an incompetent  optionee,  including  following an  assignment  consented to by the
Committee.

                                       37
--------------------------------------------------------------------------------

Adjustments to Stock Options
----------------------------
In the event that the outstanding  common shares of the Company are changed into or exchanged  for a different  number or kinds of shares or other  securities of
the  Company  by  reason  of  merger,   consolidation,   other   reorganization,
recapitalization,  reclassification,  combination  of shares,  stock split-up or stock dividend:

     o    Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the  aggregate  number and kind of shares  subject to stock options  which may be granted  under the Stock Option Plan,  such that the optionee  shall have the right to purchase  such common  shares as may be  issued  in  exchange  for the  common  shares  purchasable  on
          exercise  of  the   nonqualified   stock   option  had  such   merger,
          consolidation,      other      reorganization,       recapitalization,
          reclassification,  combination  of  shares,  stock  split-up  or stock dividend not taken place;

     o    Rights under  unexercised  stock options or portions  thereof  granted prior to any such change,  both as to the number or kind of shares and the exercise price per share, will be adjusted appropriately, provided that  such  adjustments  will  be made  without  change  in the  total
          exercise  price   applicable  to  the  unexercised   portion  of  such
          nonqualified  stock options but by an adjustment in the price for each share covered by such nonqualified stock option; or

     o    Upon any  dissolution  or  liquidation of the Company or any merger or combination in which the Company is not a surviving corporation,  each outstanding  stock option granted  hereunder shall terminate,  but the optionee shall have the right,  immediately prior to such dissolution, liquidation, merger or combination, to exercise his nonqualified stock option in whole or in part,  to the extent that it shall not have been exercised,  without regard to any installment  exercise  provisions in such nonqualified stock option.

Also,  upon the  occurrence of any person  acquiring more than 20% of the common shares of the Company through a tender offer, exchange offer, or otherwise, upon a change in control of the  Company  or upon the sale of  substantially  all the assets  of the  Company,  any  optionee  who is also a Company  insider  will be entitled to receive cash for their nonqualified stock options equal to the final offer  price per share paid in the offer or similar  event,  or in the case of a change in control or sale of assets,  the  aggregate  fair  market  value of the shares.

Amendment of the Plan
---------------------
The Board of Directors  may at any time suspend or terminate  the Plan, in whole or in part or amend it from time to time as appropriate in the best interests of the Company.  No amendment  will,  without the consent of the  optionee,  affect previously granted stock options.

WHO IS ELIGIBLE TO PARTICIPATE IN THE STOCK OPTION PLAN?

As described above, any employee,  director, general partner, officer, attorney, accountant,  consultant  or advisor  providing  services  to the  Company or any parent,  affiliate,  or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Currently,  this  includes,  but is not limited to, the following  directors and executive officers:

     o    Dennis Higgs, Chairman/Director;
     o    Glenn Catchpole, President, Chief Executive Officer and Director;
     o    George Hartman,  Chief Operating  Officer,  Vice President  Mining and
          Director;
     o    Benjamin Leboe, Chief Financial Officer;
     o    Dr. Gerhard Kirchner, Director;
     o    Paul Saxton, Director;
     o    Peter Bell, Director;
     o    Arnold J. Dyck, Director;
     o    Richard Holmes, Director.

                                       38

--------------------------------------------------------------------------------

In  total  there  are  approximately  23  officers,  directors,  employees,  and consultants eligible under the Stock Option Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

The following summary information is presented for our 2005 Stock Option Plan as of December 31, 2007.

                                Number of Securities to          Weighted Average           Number of Securities
                                be Issued Upon Exercise         Exercise Price of         Remaining Available for
                                 of Outstanding Options        Outstanding Options,        Future Issuance Under
                                                                                            Equity Compensation
                                                                                              Plans (Excluding
                                                                                          Securities Reflected in
                                                                                                 Column (a)
Plan Category                             (a)                          (b)                          (c)
---------------------------------------------------------------------------------------------------------------------

Equity Compensation                    4,283,000                      $2.00                      5,395,360
Plans Approved By
Security Holders

Equity Compensation                  Not Applicable               Not Applicable               Not Applicable
Plans Not Approved By
Security Holders

WHERE CAN I FIND MORE INFORMATION ABOUT THE STOCK OPTION PLAN?

A copy of the Stock Option Plan is attached as Appendix C to the Company's  2007
Proxy  Statement  as filed of Schedule 14A with the SEC on April 30, 2007 and is available at the SEC's website at www.sec.gov.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE STOCK OPTION PLAN
AMENDMENT.

                                       39

--------------------------------------------------------------------------------

                          PROPOSAL 4 -- RATIFICATION OF
                             THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WHAT AM I VOTING ON?

The  Audit  Committee  has  selected  Manning  Elliot  LLP to be  the  Company's
Independent Registered Public Accounting Firm for the current fiscal year ending
December 31, 2008.

This proposal  seeks  shareholder  ratification  of the  appointment  of Manning
Elliot LLP.

WILL A REPRESENTATIVE OF MANNING ELLIOT BE PRESENT AT THE ANNUAL MEETING?

The Company  does not expect  that a  representative  of Manning  Elliot will be present at the Annual  Meeting and  therefore  will not be  available  to make a statement or answer questions.

          INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the
Company in the fiscal years ended December 31, 2007.

Our financial  statements  have been audited by Manning Elliot LLP,  independent registered  public  accounting firm, for the years ended December 31, 2007, 2006 and 2005.  Morgan & Company  was the  Company's  independent  registered  public accounting firm for the fiscal year ended December 31, 2004.

The following table sets forth information  regarding the amount billed to us by our  independent  auditor,  Manning Elliott LLP for our three fiscal years ended
December 31, 2007:

                                      Years Ended December 31
-----------------------------------------------------------------------
Audit Fees                      53,200                $34,250
Audit Related Fees               1,350                   Nil
Tax Fees                         7,000                   Nil
All Other Fees                    Nil                    Nil
-----------------------------------------------------------------------
Total                            61,550                $34,250
-----------------------------------------------------------------------

AUDIT FEES

Audit Fees are the  aggregate  fees  billed by our  independent  auditor for the
audit  of  our  annual  financial  statements,   reviews  of  interim  financial
statements  and  attestation  services  that are  provided  in  connection  with statutory and regulatory filings or engagements.

POLICY ON PRE-APPROVAL  BY AUDIT COMMITTEE OF SERVICES  PERFORMED BY INDEPENDENT
AUDITORS

Our  audit  committee   approves  all  services   provided  by  our  independent
accountant.

THE BOARD  RECOMMENDS  A VOTE FOR THE  RATIFICATION  OF THE  APPOINTMENT  OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                       40

--------------------------------------------------------------------------------

                                  OTHER MATTERS

As of the date of this Proxy  Statement,  management  does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

/s/ Sonya Reiss
-------------------------------------
Sonya Reiss, Secretary
Vancouver, BC, Canada
May 9, 2008

PLEASE SIGN AND RETURN THE  ENCLOSED  FORM OF PROXY  PROMPTLY.  IF YOU DECIDE TO
ATTEND THE MEETING,  YOU MAY, IF YOU WISH, REVOKE THE PROXY AND VOTE YOUR SHARES
IN PERSON.

                                       41

APPENDIX A

▼ FOLD AND DETACH HERE ▼

ANNUAL MEETING OF STOCKHOLDERS OF
URANERZ ENERGY CORPORATION
June 11, 2008
PROXY SOLICITED BY BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote "FOR ALL NOMINEES" in Item 1.

Item 1. ELECTION OF DIRECTORS.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*

INSTRUCTION: By marking "Withhold Authority for All Nominees" your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: **To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).**

NOMINEES

- O Glenn Catchpole
- O Dennis Higgs
- O Gerhard Kirchner
- O George Hartman
- O Peter Bell
- O Paul Saxton
- O Arnold Dyck
- O Richard Holmes

Vote FOR an individual nominee by filling in the appropriate circle above.

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

____

____

____

(continued and to be signed on the reverse)

▼ FOLD AND DETACH HERE ▼

The Board of Directors Recommends a Vote "FOR" Items 2, 3 and 4.

	FOR	AGAINST	ABSTAIN
Item 2. Articles Amendment	☐	☐	☐
Item 3. Stock Option Plan Amendment	☐	☐	☐
Item 4. Ratification of the Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting. However, because an affirmative vote of a majority of the Company's issued and outstanding voting securities is required for ratification of Item 2, an *ABSTENTION* will have the same effect as a vote *AGAINST* the proposal.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2-4 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: ______________________ Date: ________

Print Name: ______________________________

Title: ______________________________

Signature of Stockholder: ______________________ Date: ________

Print Name: ______________________________

Title: ______________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.